SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C INFORMATION STATEMENT

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☒	Definitive Additional Materials

☐	Definitive Information Statement

PATRIOT NATIONAL BANCORP, INC.
(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

	(1)	Title of each class of securities to which investment applies:

	(2)	Aggregate number of securities to which investment applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

PATRIOT NATIONAL BANCORP, INC.

900 Bedford Street

Stamford, CT 06901

NOTICE OF 2013 ANNUAL MEETING OF SHAREHOLDERS

AND

NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT

MATERIALS

To Our Shareholders:

The 2013 Annual Meeting of Shareholders of Patriot National Bancorp, Inc. will be held at the offices of Robinson & Cole LLP, 1055 Washington Boulevard, 10th Floor, Stamford, Connecticut 06901-2249, on Tuesday, September 17, 2013 at 10:00 a.m. (Eastern Standard Time), for the following purposes:

1)	To elect six directors to serve until our Annual Meeting of Shareholders to be held in 2014 and until their successors are elected;

2)	To ratify the appointment of KPMG LLP to serve as the independent registered public accounting firm for Patriot National Bancorp, Inc. for the year 2013;

3)	To approve an amendment to the Patriot National Bancorp, Inc. 2012 Stock Plan; and

4)	To transact any other business which may properly come before the meeting.

Our directors and officers and representatives of our independent registered public accounting firm will be present at the meeting.

Shareholders of record as of the close of business on August 19, 2013 are entitled to receive notice of and to attend the Annual Meeting.

Important Notice Regarding the Availability of Information Statement Materials for the Shareholder Meeting to be Held on September 17, 2013.

This communication provides only a brief overview of the more complete Information Statement Materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the Information Statement Materials.

Our Information Statement and Annual Report on Form 10-K for the fiscal year ended December 31, 2012, as amended, are available at www.pnbk.com.

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a paper or e-mail copy. Please make your request for a copy as instructed below on or before September 1, 2013 to facilitate timely delivery.

You may obtain copies of our Information Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2012, as amended, which contains audited financial statements and additional information about how you can attend the Annual Meeting, by:

•	E-mail at pwolford@pnbk.com

•	Telephone at (203) 252-5925

•	Internet at www.pnbk.com

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

By Order of the Board of Directors,

/s/ Michael A. Carrazza
Michael A. Carrazza
Chairman of the Board